SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, DC 20549

                                      FORM 8-K

                                   CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) September 14,
          1995

                              BALCOR PENSION INVESTORS
                         -----------------------------------
                              Exact Name of Registrant

          Illinois                                     0-9198
          ---------------------------             ----------------------
          State or other jurisdiction             Commission file number
          of organization

          2355 Waukegan Road
          Suite A200
          Bannockburn, Illinois                        36-2943462
          --------------------------              ---------------------
          Address of principal                         I.R.S. Employer
          executive offices                            Identification
                                                       Number

          60015
          ---------------------------
          Zip Code

                 Registrant's telephone number, including area code:
                                   (708) 267-1600
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          ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
          -------------------------------------------------------

          On September 14, 1995 the Partnership approved the engagement of Coopers & Lybrand LLP as its independent auditors for the fiscal year ending December 31, 1995 to replace the firm of Ernst &
          Young LLP, who were dismissed as auditors of the Partnership effective September 14, 1995. The General Partner of the Partnership approved the change in auditors.

          The reports of Ernst & Young LLP on the Partnership's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

          In connection with the audits of the Partnership's financial statements for each of the two fiscal years ended December 31, 1994, and in the subsequent interim period, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the matter in their report.

          The Partnership has requested Ernst & Young LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated September 19, 1995, is filed as Exhibit 16 to this Form 8-K.
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          ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
          ------------------------------------------

               (A)  FINANCIAL STATEMENTS:

                    None

               (B)  PRO FORMA FINANCIAL INFORMATION:

                    None

               (C)  EXHIBITS:

                    (16) Letter from Ernst & Young LLP dated September  19,
                           1995 regarding the change in the Registrant's
                             certifying accountant.

               No information is required under Items 1, 2, 3, 5, 6 and 8 and these items have, therefore, been omitted.

          Signature
          ----------

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BALCOR PENSION INVESTORS

                                        By:  Balcor Mortgage Advisors,
                                             an Illinois general
                                             partnership, its general
                                             partner

                                        By:  RGF-Balcor Associates,
                                             an Illinois general
                                             partnership, a partner

                                        By:  The Balcor Company,
                                             a Delaware corporation,
                                             a partner

                                        By: /s/ Jerry M. Ogle
                                           -------------------------------
                                            Jerry M. Ogle, Vice President
                                            and Secretary

          Dated: September 19, 1995
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